                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 1998
                                                  ------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                  1-7182                  13-2740599
--------------------------------------------------------------------------------
      (State or other           (Commission              (I.R.S.Employer
      jurisdiction of           File Number)             Identification No.)
      incorporation)

World Financial Center, North Tower, New York, New York   10281-1220
--------------------------------------------------------------------

      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------



         (Former name or former address, if changed since last report.)

Item 5.   Other Events
-------   ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-44173) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $14,500,000 aggregate principal amount of Telebras Indexed Callable Protected GrowthSM Securities due May 19, 2005 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                         EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Telebras Indexed Callable Protected GrowthSM Securities due May 19, 2005.

          (5)   &   (23) Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood llp relating to the Telebras Indexed Callable Protected GrowthSM Securities due May 19, 2005 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MERRILL LYNCH & CO., INC.
                                ------------------------------
                                      (Registrant)

                              By:           /s/  Theresa Lang
                                   ----------------------------------------
                                             Theresa Lang
                                             Treasurer

Date:  May 19, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           MERRILL LYNCH & CO., INC.


                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MAY 19, 1998

                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX

Exhibit No.   Description                                                  Page
-----------   -----------                                                  ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Telebras Indexed Callable Protected GrowthSM Securities due May 19, 2005.

(5) & (23)    Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood llp relating to the Telebras Indexed Callable Protected GrowthSM Securities due May 19, 2005 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                                                  EXHIBIT 99 (B)

THIS PROGROS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR PROGROS SECURITIES IN CERTIFICATED FORM, THIS PROGROS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS PROGROS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO MERRILL LYNCH & CO., INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PROGROS SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. R-                                                          1,450,000 Units
CUSIP 590188 629                                    (Each Unit representing $10
                                                principal amount of Securities)

                           MERRILL LYNCH & CO., INC.
                                Telebras Indexed
                     Callable Protected GrowthSM Securities
                                due May 19, 2005
                            ("ProGroSSM Securities")

     Merrill Lynch & Co., Inc., a Delaware corporation (hereinafter referred to as the "Company", which term includes any successor corporation under the Indenture herein referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOURTEEN MILLION, FIVE HUNDRED THOUSAND DOLLARS ($14,500,000) (the "Principal Amount") plus the Supplemental Redemption Amount, as defined below, on May 19, 2005 (the "Stated Maturity").

     Payment of the Principal Amount and the Supplemental Redemption Amount and any interest on any overdue amount thereof with respect to this ProGroS Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     This ProGroS Security is one of the series of Telebras Indexed Callable Protected Growth/SM/ Securities due May 19, 2005.

SUPPLEMENTAL REDEMPTION AMOUNT

     The "Supplemental Redemption Amount" with respect to this ProGroS Security equals:

                                    ( Ending Value - Starting Value )
                 Principal Amount x (-------------------------------)
                                    (       Starting Value          )

     provided, however, that in no event will the Supplemental Redemption Amount be less than zero. The "Starting Value" equals $115.4375. The "Ending Value" will be determined by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Calculation Agent", which term includes any successor thereto) and will equal the Reorganization Event Value (as defined below under "Dilution and Reorganization Adjustments") with respect to a Reorganization Event, if any, plus the value of the Reference Property (as defined below) determined as follows: (A) for any portion of the Reference Property consisting of cash, the U.S. Dollar Equivalent (as defined herein) of such cash plus interest on such amount accruing from the date of the payment of such cash to holders of the relevant Reference Property for which such cash was paid until the stated maturity date at a fixed interest rate determined on the date of such payment equal to the interest rate that would be paid on a fixed rate senior non-callable debt security of the Company with a term equal to the remaining term for the ProGroS Securities as determined by the Calculation Agent; (B) for any portion of the Reference Property consisting of property other than cash or Reference Securities, the U.S. Dollar Equivalent of the market value of such property on the date that such property was delivered to holders of the relevant Reference Property for which such property was distributed plus interest on such U.S. dollar amount accruing from the date of such delivery until the stated maturity date at a fixed interest rate determined as described in (A) above; and
(C) for any portion of the Reference Property consisting of Reference Securities, the average (arithmetic mean) of the Closing Prices of each such Reference Security determined on each of the first five Calculation Days during the Calculation Period. If there are fewer than five Calculation Days in the Calculation Period with respect to any such Reference Security, then the Ending Value shall be calculated using the average (arithmetic mean) of the Closing Prices of such Reference Security on such Calculation Days, and if there is only one Calculation Day, then the Ending Value shall be calculated using the Closing Price of such Reference Security on such Calculation Day. If no Calculation Days occur during the Calculation Period with respect to such Reference Security, then the Ending Value shall be calculated using the Closing Price of such Reference Security determined on the last scheduled Calculation Day in the Calculation Period, regardless of the occurrence of a Market Disruption Event on such day.

     "Reference Property" initially shall mean one unit of the American Depositary Receipt ("ADR") representing the common stock of Telecomunicacoes Brasileiras S.A.-Telebras ("Telebras") (such ADR, the "Telebras Receipt"), and shall be subject to adjustment from time to time to reflect the addition, substitution or distribution of cash, securities and/or other property resulting from the application of the adjustment provisions described below under "Dilution and Reorganization Adjustments".

     "U.S. Dollar Equivalent" shall mean, with respect to cash not denominated in U.S. dollars, such cash amount multiplied by the Spot Rate (defined below) for the currency in which such cash is denominated at approximately the date of payment or date of valuation of such cash.

     The "Calculation Period" means the period from and including the seventh scheduled Calculation Day prior to the Stated Maturity to and including the second scheduled Calculation Day prior to the Stated Maturity.

     "Calculation Day" means any Trading Day during the Calculation Period on which a Market Disruption Event has not occurred.

     "Trading Day" means day on which the AMEX, the NYSE and the National Association of Securities Dealers, Inc. National Market System (the "NASDAQ NMS") are open for trading.

     "Closing Price" with respect to a Reference Security means, for a Calculation Day the following:

(a) If such Reference Security is listed on a national securities exchange in the United States, is a NASDAQ NMS security or is included in the OTC Bulletin Board Service ("OTC Bulletin Board") operated by the National Association of Securities Dealers, Inc. (the "NASD"), Closing Price means
     (i) the last reported sale price, regular way, on such day on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on which such Reference Security is listed or admitted to trading, or (ii) if not listed or admitted to trading on any such securities exchange or if such last reported sale price is not obtainable, the last reported sale price on the over-the-counter market as reported on the NASDAQ NMS or OTC Bulletin Board on such day, or (iii) if the last reported sale price is not available pursuant to (i) and (ii) above, the mean of the last reported bid and offer price on the over-the-counter market as reported on the NASDAQ NMS or OTC Bulletin Board on such day as determined by the Calculation Agent. The term "NASDAQ NMS security" shall include a security included in any successor to such system and the term "OTC Bulletin Board" shall include any successor service thereto.

(b) If such Reference Security is not listed on a national securities exchange in the United States or is not a NASDAQ NMS security or included in the OTC Bulletin Board operated by the NASD, Closing Price means the last reported sale price on such day on the securities exchange on which such Reference Security is listed or admitted to trading with the greatest volume of trading for the calendar month preceding such day as determined by the Calculation Agent, provided that if such last reported sale price is for a transaction which occurred more than four hours prior to the close of such exchange, then the Closing Price shall mean the average (mean) of the last available bid and offer price on such exchange. If such Reference Security is not listed or admitted to trading on any such securities exchange or if such last reported sale price or bid and offer are not obtainable, the Closing Price shall mean the last reported sale price for a transaction which occurred more than four hours prior to when trading in such over-the-counter market typically ends, then the Closing Price shall mean the average (mean) of the last available bid and offer prices in such market of the three dealers which have the highest volume of transactions in such Reference Security in the immediately preceding calendar month as determined by the Calculation Agent based on information that is reasonably available to it. If such prices are quoted in a currency other than in U.S. dollars, such prices will be translated into U.S. dollars for purposes of calculating the average market price using the Spot Rate on the same calendar day as the date of any such price. The "Spot Rate" on any date will be determined by the Calculation Agent and will equal the spot rate of such currency per U.S. $1.00 on such date at approximately 3:00 p.m., New York City time, as reported by a recognized reporting service for such spot rate, provided that if the Calculation Agent shall determine that such reported rate is not indicative of actual rates of exchange that may be obtained in the currency exchange rate market, then the Spot Rate shall equal the Spot Rate of such currency per U.S. $1.00 on such date at approximately 3:00 p.m., New York City time at which the Calculation Agent is able to convert such currency into U.S. dollars.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law to close and that is a trading day on the NYSE and the AMEX.

     All determinations made by the Calculation Agent shall be at the sole discretion of the Calculation Agent and, absent a determination by the Calculation Agent of a manifest error, shall be conclusive for all purposes and binding on the Company and beneficial owners of the ProGroS Securities.

MARKET DISRUPTION EVENT

     "Market Disruption Event" means with respect to a Reference Security the occurrence or existence on any Business Day during the one-half hour period that ends when the Closing Price is determined of any suspension of, or limitation imposed on, trading in such Reference Security, on the NYSE (or other market or exchange, if applicable).

     For the purposes of this definition, a limitation on the hours in a trading day and/or number of days of trading will not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange.

EARLY CALL

     During the month of June 2004 (the "Call Period"), the Company, in its sole discretion, may elect to call the ProGroS Securities offered hereby, in whole but not in part, prior to the Stated Maturity by giving notice to the Trustee of the Company's election on any Business Day within the Call Period, at the Call Price ($20 per Unit).

     If we elect to call your ProGroS Securities prior to the Stated Maturity, you will receive only the Call Price and you will not receive a Supplemental Redemption Amount based on the value of the Reference Property. If we do not call the ProGroS Securities prior to the stated maturity date, the Principal Amount plus the Supplemental Redemption Amount, if any, that you receive at the stated maturity may be greater than or less than the Call Price. The Company may elect to call the ProGroS Securities on any Business Day during the Call Period by giving notice to the Trustee and specifying the date on which the Call Price shall be paid (the "Payment Date"). Such Payment Date shall be no later than the 20th Business Day after such call election. The Trustee will provide notice of such call election to the registered holders of the ProGroS Securities, specifying the Payment Date, no less than 15, nor more than 30, calendar days prior to such Payment Date.

DILUTION AND REORGANIZATION ADJUSTMENTS

     The Reference Property is subject to adjustment if an issuer of any Reference Security (or the custodian in the case of Reference Security that is an ADR) shall: (i) pay a stock dividend or make a distribution with respect to such Reference Security in Reference Securities; (ii) subdivide or split the outstanding units of such Reference Security into a greater number of units;
(iii) combine the outstanding units of such Reference Security into a smaller number of units; (iv) issue by reclassification of units of such Reference Security any units of another security of such issuer; (v) issue rights or warrants to all holders of such Reference Security entitling them to subscribe for or purchase shares, in the aggregate, for more than 5% of the number of such Reference Securities outstanding prior to the issuance of such rights or warrants at a price per share less than the then current market price of such Reference Security (other than rights to purchase such Reference Security pursuant to a plan for the reinvestment of dividends or interest); or (vi) pay a dividend or make a distribution to all holders of such Reference Security of evidences of its indebtedness or other assets (excluding any stock dividends or distributions referred to in clause (i) above or any cash dividends other than any Extraordinary Cash Dividend (as defined below)) or issue to all holders of such Reference Security rights or warrants to subscribe for or purchase any of its securities (other than those referred to in clause (v) above) (any of the foregoing assets are referred to as the "Distributed Assets" and any of the foregoing events are referred to as the "Dilution Events"). Notwithstanding provision (vi) in the foregoing sentence, if a Reference Security is an ADR and the holder of such ADR would receive cash or other property other than securities in the circumstances described in (vi) above, but the holder of the securities underlying such ADR could receive securities as a result of a Dilution Event (the "Distributed Securities") and the Calculation Agent or its affiliates would be eligible to receive the Distributed Securities, then the Company can elect for purposes of provision (vi) to include the Distributed Securities in the Reference Property instead of the cash or property distributed to holders of the ADR in an amount equal to the amount of the Distributed Securities that would have been received had the Reference Property consisted of the securities underlying the ADRs instead of the ADRs. For purposes of provision (vi), if the holder of a Reference Security can elect to receive securities in lieu of cash or property other than securities, then for purposes of provision (vi) the holders of the Reference Security shall be deemed to receive only the securities.

     In the case of the Dilution Events referred to in clauses (i), (ii), (iii) and (iv) above, the Reference Property shall be adjusted to include the number of units of such Reference Security and/or security of such issuer which a holder of units of such Reference Security would have owned or been entitled to receive immediately following any such event had such holder held, immediately prior to such event, the number of units of such Reference Security constituting part of the Reference Property immediately prior to such event. Each such adjustment shall become effective immediately after the effective date for such subdivision, split, combination or reclassification, as the case may be. Each such adjustment shall be made successively.

     In the case of the Dilution Event referred to in clause (v) above where the rights or warrants are for more than 5% of the number of shares outstanding prior to the issuance of such rights or warrants, the Reference Property shall be adjusted by multiplying the number of Reference Securities constituting Reference Property immediately prior to the date of issuance of the rights or warrants referred to in clause (v) above by a fraction, (1) the numerator of which shall be the number of Reference Securities outstanding on the date immediately prior to such issuance, plus the number of additional Reference Securities offered for subscription or purchase pursuant to such rights or warrants, and (2) the denominator of which shall be the number of Reference Securities outstanding on the date immediately prior to such issuance, plus the number of additional Reference Securities which the aggregate offering price of the total number of Reference Securities so offered for subscription or purchase pursuant to such rights or warrants would purchase at the current market price (determined as the average Closing Price per Reference Security for the 20 Trading Days immediately prior to the date of such rights or warrants are issued, subject to certain adjustments), which shall be determined by multiplying such total number of Reference Securities by the exercise price of such rights or warrants and dividing the product so obtained by such current market price. To the extent that Reference Securities are not delivered after the expiration of such rights or warrants, or if such rights or warrants are not issued, the Reference Property shall be readjusted to the Reference Property which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of Reference Securities actually delivered.

     In the case of the Dilution Event referred to in clause (vi) above, the Reference Property shall be adjusted to include, from and after such dividend, distribution or issuance, (x) in respect of that portion, if any, of the Distributed Assets consisting of cash, the amount of such Distributed Assets consisting of cash received for each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference

Property on the date of such dividend, distribution or issuance, immediately prior to such dividend, distribution or issuance, plus (y) in respect of that portion, if any, of the Distributed Assets which are other than cash, the number or amount of each type of Distributed Assets other than cash received with respect to each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference Property on the date of such dividend, distribution or issuance, immediately prior to such dividend, distribution or issuance.

     For example, where a reorganization of Telebras results in the distribution to holders of the Telebras Receipt of ADRs representing shares of common stock in various companies formed to operate various spin-off businesses of Telebras, then the Reference Property shall include such ADRs in amounts specified pursuant to provision (vi) above. If in any such reorganization of Telebras, holders of Telebras Receipts receive cash or property while holders of the shares of common stock underlying the Telebras Receipt receive Distributed Securities and the Calculation Agent or an affiliate can receive and hold such Distributed Securities, then the Calculation Agent can elect to have the Reference Property include such Distributed Securities instead of such cash or property.

     An "Extraordinary Cash Dividend" means, with respect to any consecutive 12-month period, the amount, if any, by which the aggregate amount of all cash dividends or any other distribution made by the issuer of a Reference Security or made pursuant to an arrangement effecting a distribution of distributable profits or reserves, whether in cash or in specie, on any Reference Security occurring in such 12-month period (or, if such Reference Security was not outstanding at the commencement of such 12-month period or was not then a part of the Reference Property, occurring in such shorter period during which such Reference Security was outstanding and was part of the Reference Property) exceeds on a per share basis 10% of the average of the Closing Prices per share of such Reference Security over such 12-month period (or such shorter period during which such Reference Security was outstanding and was part of the Reference Property); provided that, for purposes of the foregoing definition, the amount of cash dividends paid on a per share basis will be appropriately adjusted to reflect the occurrence during such period of any stock dividend or distribution of shares of capital stock of the issuer of such Reference Security or any subdivision, split, combination or reclassification of shares of such Reference Security.

     All adjustments will be calculated to the nearest 1/10,000th of a share of the Reference Security (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment shall be required unless such adjustment would require an increase or decrease of at least one percent in the Closing Price; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     If any of the Distributed Assets are cash, property or Reference Securities that will be distributed only to holders of the relevant Reference Property who or which can certify as to a certain nationality or formation under the laws of a certain jurisdiction, as the case may be, and a corporation formed in the United States or an affiliate of such corporation formed elsewhere cannot receive such distribution, the Reference Property will reflect only those Distributed Assets available for distribution to such United States corporation or its affiliates.

     In the event of (A) any consolidation or merger of an issuer of a Reference Security, or any surviving entity or subsequent surviving entity of such issuer (a "Successor Company"), with or into another entity (other than a merger or consolidation in which such issuer is the continuing corporation and in which the Reference Security outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of such issuer or another corporation), (B) any sale, transfer, lease or conveyance to another corporation of the property of an issuer of a Reference Security or any Successor Company as an entirety or substantially as an entirety, (C) any statutory exchange of securities of an issuer of a Reference Security or any Successor Company with another corporation (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution, winding up or bankruptcy of an issuer of a Reference Security or any Successor Company (any such event described in clause (A), (B), (C) or (D), a "Reorganization Event"), the Ending Value shall be calculated by including the Reorganization Event Value. The "Reorganization Event Value" shall be determined by the Calculation Agent and shall equal (i) the Transaction Value related to the relevant Reorganization Event, plus (ii) interest on such Transaction Value accruing from the date of the payment or delivery of the consideration, if any, received in connection with such Reorganization Event until the stated maturity date at a fixed interest rate determined on the date of such payment or delivery equal to the interest rate that would be paid on a fixed rate senior non-callable debt security of the Company with a term equal to the remaining term of the ProGroS Securities. The "Transaction Value" means (i) for any cash received in any such Reorganization Event, the U.S. Dollar Equivalent of cash received per unit of Reference Security, (ii) for any property other than cash or securities received in any such Reorganization Event, an amount equal to the U.S. Dollar Equivalent of the market value of such property per unit of Reference Security on the date that such property is received by holders of such Reference Security as determined by the Calculation Agent, and (iii) for any securities received in any such Reorganization Event, an amount equal to the Closing Price per unit of such securities on the date such securities are received by holders of such Reference Security multiplied by the number of such securities received for each unit of such Reference Security (subject to adjustment on a basis consistent with the adjustment provisions described above).

     The foregoing adjustments shall be made by the Calculation Agent, and all such adjustments shall be final.

     No adjustments will be made for certain other events, such as offerings of Deposit Reference Shares by Telebras for cash or in connection with acquisitions.

     The Company will, within ten Business Days following the occurrence of an event that requires an adjustment (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide written notice to the Trustee and to the holders of the ProGroS Securities of the occurrence of such event and, if applicable, a statement in reasonable detail setting forth the adjusted Closing Price to be used in determining the Ending Value.

GENERAL

     This ProGroS Security is one of a duly authorized issue of securities of the Company, issued and to be issued under an Indenture, dated as of April 1, 1983, as amended and restated (herein referred to as the "Indenture"), between the Company and The Chase Manhattan Bank as Trustee (herein referred to as the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the ProGroS Securities, and the terms upon which the ProGroS Securities are, and are to be, authenticated and delivered.

     The Company hereby covenants for the benefit of the Holders of the ProGroS Securities, to the extent permitted by applicable law, not to claim voluntarily the benefits of any laws concerning usurious rates of interest against a Holder of the ProGroS Securities.

     Upon the occurrence of an Event of Default with respect to the ProGroS Securities, the Trustee or the Holders of the ProGroS Securities may accelerate the maturity of the ProGroS Securities in the manner and with the effect provided in the Indenture. The amount payable to a Holder of this ProGroS Security upon any acceleration permitted by the ProGroS Securities, with respect to each $10 principal amount thereof, will be equal to: (i) $10, plus (ii) an additional amount of contingent interest calculated as though the date of early repayment were the Stated Maturity of the ProGroS Securities.

     In case of default in payment at the maturity date of the ProGroS Securities (whether at their Stated Maturity, at the Call Date or upon acceleration), from and after the maturity date the ProGroS Securities shall bear interest, payable upon demand of the beneficial owners thereof, at the rate of 6.25% per annum (to the extent that payment of such interest shall be legally enforceable) on the unpaid amount due and payable on such date in accordance with the terms of the ProGroS Securities to the date payment of such amount has been made or duly provided for. Interest on any overdue Principal Amount or Supplemental Redemption Amount, as the case may be, shall be payable on demand.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the ProGroS Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the ProGroS Securities at the time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the ProGroS Securities of each series at the time Outstanding, on behalf of the Holders of all ProGroS Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this ProGroS Security shall be conclusive and binding upon such Holder and upon all future Holders of this ProGroS Security and of any ProGroS Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this ProGroS Security.

     No reference herein to the Indenture and no provision of this ProGroS Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount plus the Supplemental Redemption Amount or the Call Price with respect to this ProGroS Security and any interest on any overdue amount thereof at the time, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations set forth therein and on the first page hereof, the transfer of this ProGroS Security may be registered on the ProGroS Security Register of the Company, upon surrender of this ProGroS Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new ProGroS Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The ProGroS Securities are issuable only in registered form without coupons in denominations of $10 and integral multiples thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the first page hereof, the ProGroS Securities are exchangeable for a like aggregate principal amount of ProGroS Securities in authorized denominations, as requested by the Holder surrendering the same. If (x) any Depository is at any time unwilling or unable to continue as Depository and a successor depositary is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this ProGroS Security shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the ProGroS Securities, this ProGroS Security shall be exchangeable for ProGroS Securities in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $10 and integral multiples thereof. Such definitive ProGroS Securities shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive ProGroS Securities are so delivered, the Company may make such changes to the form of this ProGroS Security as are necessary or appropriate to allow for the issuance of such definitive ProGroS Securities.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     Prior to due presentment of this ProGroS Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this ProGroS Security is registered as the owner hereof for all purposes, whether or not this ProGroS Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this ProGroS Security which are defined in the Indenture but not in this ProGroS Security shall have the meanings assigned to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this ProGroS Security shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  May 19, 1998

CERTIFICATE OF AUTHENTICATION                       Merrill Lynch & Co., Inc.

This is one of the Securities of
the series designated therein               [Copy of Seal]
referred to in the within-mentioned
Indenture.

The Chase Manhattan Bank, as Trustee               By:
                                                             Treasurer
By:                                                Attest:
     Authorized Officer                                      Secretary

                                                              EXHIBIT (5) & (23)

                                    May 19, 1998

Merrill Lynch & Co., Inc.
World Financial Center
North Tower
New York, New York 10281-1220

Gentlemen:

     As your counsel, we have examined a copy of the Restated Certificate of Incorporation, as amended, of Merrill Lynch & Co., Inc. (hereinafter called the "Company"), certified by the Secretary of State of the State of Delaware. We are familiar with the corporate proceedings had in connection with the proposed issuance and sale by the Company to the Underwriter named in the Terms Agreement referred to below, pursuant to an Underwriting Agreement dated September 8, 1997 (the "Underwriting Agreement"), between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), as supplemented by the Terms Agreement dated May 13, 1998 (the "Terms Agreement") between the Company and MLPF&S (the "Underwriter"), of $14,500,000 aggregate principal amount of the Company's Telebras Indexed Callable Protected GrowthSM Securities due May 19, 2005 (the "Securities"). We have also examined a copy of the Indenture between the Company and The Chase Manhattan Bank as Trustee, dated as of April 1, 1983, as amended and restated (the "Indenture"), and the Company's Registration Statement on Form S-3 (File No. 333-44173) relating to the Securities (the "Registration Statement").

     Based upon the foregoing and upon such further investigation as we deemed relevant in the premises, we are of the opinion that:

     1. The Company has been duly incorporated under the laws of the State of Delaware.

     2. The Securities have been duly and validly authorized by the Company and when the Securities have been duly executed and authenticated in accordance with the terms of the Indenture and delivered against payment therefor as set forth in the Underwriting Agreement, as supplemented by the Terms Agreement, the Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles at equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     We consent to the filing of this opinion as an exhibit to the Registration Statement and as an exhibit to the Current Report of the Company on Form 8-K dated May 19, 1998.

                              Very truly yours,

                              /s/ Brown & Wood LLP